UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2008
ODYSSEY HEALTHCARE, INC.
(Exact name of registrant as specified in its charter)

Texas	000-33267	43-1723043
(State or other	(Commission File Number)	(I.R.S. Employer
jurisdiction of incorporation)		Identification Number)

717 North Harwood Street, Suite 1500	75201
Dallas, Texas	(Zip Code)
(Address of principal executive offices)
Registrant’s telephone number, including area code: (214) 922-9711
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     The registrant, Odyssey HealthCare, Inc., a Delaware corporation (the “Company”), hereby amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on March 4, 2008, as amended by the Amendment No. 1 to Current Report on Form 8-K/A filed with the SEC on March 7, 2008 (as amended, the “Report”), to include the information required by Item 9.01 of Form 8-K relating to the acquisition of VistaCare, Inc. (“VistaCare”). The information previously reported in the Report is incorporated by reference into this Amendment No. 2.
Item 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired.
     The audited financial statements of VistaCare are hereby incorporated by reference from VistaCare’s Annual Report on Form 10-K as filed with the SEC on December 11, 2007, as amended by Amendment No. 1 to VistaCare’s Annual Report on Form 10-K/A filed with the SEC on January 28, 2008.
     The unaudited financial statements of VistaCare are hereby incorporated by reference from VistaCare’s Quarterly Report on Form 10-Q as filed with the SEC on February 8, 2008.
     (b) Pro Forma Financial Information.
     The following pro forma financial information, including accompanying summary note, is included herein as Exhibit 99.1.
     (d) Exhibits.

23.1	Consent of Ernst & Young LLP

99.1	Unaudited pro forma consolidated financial statements of Odyssey HealthCare, Inc. as of December 31, 2007 and for the year then ended and for the three months ended March 31, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ODYSSEY HEALTHCARE, INC.
Date: May 14, 2008	By:	/s/ R. Dirk Allison
R. Dirk Allison
Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

23.1	Consent of Ernst & Young LLP

99.1	Unaudited pro forma consolidated financial statements of Odyssey HealthCare, Inc. as of December 31, 2007 and for the year then ended and for the three months ended March 31, 2008.